UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

WAYNE SAVINGS BANCSHARES, INC.
(Name of Registrant as Specified in Its Charter)

STILWELL ACTIVIST INVESTMENTS, L.P. STILWELL ACTIVIST FUND, L.P. STILWELL VALUE PARTNERS VII, L.P. STILWELL PARTNERS, L.P. STILWELL VALUE LLC JOSEPH STILWELL STEPHEN S. BURCHETT MARK D. ALCOTT
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY- SUBJECT TO COMPLETION

WAYNE SAVINGS BANCSHARES, INC.

2017 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT OF THE STILWELL GROUP

IN OPPOSITION TO

THE BOARD OF DIRECTORS OF WAYNE SAVINGS BANCSHARES, INC.

WHY YOU WERE SENT THIS PROXY STATEMENT

The Stilwell Group is furnishing this Proxy Statement and accompanying GREEN proxy card to the holders of Common Stock of Wayne Savings Bancshares, Inc. (the “Corporation” or “Wayne Savings Bancshares”). We are seeking proxies to vote at the Annual Meeting in connection with our bid to elect Stephen S. Burchett (the “Nominee”) to the Corporation’s Board of Directors (the “Board”) at the Corporation’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting is scheduled to be held on [●], 2017, [at 10:00 a.m., local time, at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio], and the record date for the Annual Meeting is [●], 2017. Stockholders who own shares as of the close of business on that date will be entitled to vote at the Annual Meeting.

As there are two directors up for re-election, we are “rounding out” our slate of one candidate by permitting stockholders to also vote for the Corporation’s nominee other than [Name of Corporation’s Nominee].  Unless instructed otherwise, proxies will be voted against the Corporation’s non-binding proposal to approve its executive compensation, and in favor of ratification of the selection of the Corporation’s independent registered public accounting firm. Additional voting instructions are stated below. This Proxy Statement and GREEN proxy card are first being mailed or furnished to stockholders on or about [●], 2017.

The Stilwell Group, members of which own, as of the date of this Proxy Statement, an aggregate of 269,853 shares of Common Stock, is believed to be the Corporation’s largest stockholder.

The Stilwell Group consists of:

•	Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”)

•	Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”)

•	Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”)

•	Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”)

•	Stilwell Value LLC, a Delaware limited liability company, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners (“Stilwell Value LLC”)

•	Joseph Stilwell, individually, as beneficial owner of Stilwell Value LLC

•	Stephen S. Burchett, nominee

•	Mark D. Alcott, alternate nominee

Additional information concerning the Stilwell Group is set forth under the headings “Proposal Number 1: Election of Directors” and “Certain Information Regarding the Participants” and in Appendix A.

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY.  IF YOU ARE A RECORD HOLDER (NAMELY, YOU OWN YOUR CORPORATION STOCK IN CERTIFICATE FORM), PLEASE SIGN AND DATE YOUR GREEN PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED. IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT HIM TO VOTE THE GREEN PROXY CARD ON YOUR BEHALF (YOUR BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN MAY PERMIT YOU TO VOTE VIA THE INTERNET OR BY TELEPHONE).

We urge you not to return any white proxy card sent to you by the Corporation. Remember, your last dated proxy is the only one that counts. If you are a registered holder, return the GREEN proxy card as explained in the instructions on the GREEN proxy card, even if you previously delivered a white proxy card to the Corporation. If your shares are held in street name, contact the person responsible for your account and instruct that person to execute and return the GREEN proxy card on your behalf.

Please refer to the Corporation’s definitive proxy statement when it becomes available for a full description of management’s candidates for election as directors.

Holders of record of shares of the Common Stock on the record date for the Annual Meeting are urged to vote even if you sold your shares after that date.

If you have any questions or need assistance in voting your shares, please call the Stilwell Group:

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

212-269-1551

info@stilwellgroup.com

Also, please feel free to call our proxy solicitor:

Okapi Partners LLC

Attn: Mr. Charles W. Garske

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

Toll-Free: 877-796-5274

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

The Board currently consists of six members. Two seats on the Board are up for election at the Annual Meeting. At the Annual Meeting, the Stilwell Group will seek to elect Stephen S. Burchett (the “Nominee”), who has consented to being named in this Proxy Statement and to serving as a director on the Board if elected. The election of Mr. Burchett requires the affirmative vote of a plurality of the votes cast. If elected and seated, our Nominee will be entitled to serve a three-year term. Mr. Burchett is an attorney who has been a Partner at Offutt Nord Burchett, PLLC since 2002 and has served on the Board of Directors of Poage Bankshares, Inc. (NASDAQ: PBSK), the savings and loan company for Town Square Bank, since July 2015. We believe he would be a valuable addition to the Board.  As there are two directors up for re-election, we are “rounding out” our slate of one candidate by permitting stockholders to also vote for the Corporation’s nominee other than [Name of Corporation’s Nominee]. There is no assurance that the candidates nominated by the Corporation will serve as directors if the Stilwell Group’s Nominee is elected. For additional information regarding the Corporation’s nominees for election as directors, please refer to the Corporation’s definitive proxy statement when it becomes available. The election of Mr. Burchett requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting.  Only the two nominees for election as directors who receive the highest numbers of “For” votes actually cast will be elected. Proxies marked “Withhold” and abstentions will have no effect on the outcome of Proposal 1. See “Voting and Proxy Procedures” below.

If you sign and return the Stilwell Group’s GREEN proxy card, you will be deemed to have voted FOR Mr. Burchett unless you instruct otherwise.

Stephen S. Burchett:  Mr. Burchett has been a partner with the law firm of Offutt Nord Burchett, PLLC since 2002, where he has been named one of The Best Lawyers in America™. Mr. Burchett has successfully represented a wide range of clients in complex litigation throughout Central Appalachia. He is the only attorney practicing in the Tri-State who is board-certified by the American Board of Professional Liability Attorneys. Mr. Burchett is originally from Morehead, KY and currently resides in Ashland, KY. He attended the University of Virginia on the prestigious Jefferson Scholarship and received his law degree from the University of Kentucky where he was president of the Student Bar Association. He has also served as a representative to the Kentucky Bar Association Board of Governors. Since July 2015, Mr. Burchett has served on the Board of Directors of Poage Bankshares, Inc. (NASDAQ:PBSK), the savings and loan holding company for Town Square Bank, where he currently serves on the Nominating Committee and the Compensation Committee. Mr. Burchett is also on the Town Square Bank Board of Directors. He is not employed by any parent, subsidiary or other affiliate of the Corporation.

We note that there can be no assurance that Mr. Burchett, if elected and seated, will be successful in persuading other members of the Board to adopt any of his suggestions, because Mr. Burchett would constitute one member out of six, a minority position. Although the Stilwell Group believes a sale of the Corporation may be in the best interests of stockholders, the Stilwell Group has no proposals or plans regarding a sale.

Specific Qualities: Mr. Burchett’s board experience at both Poage Bankshares, Inc. and Town Square Bank, together with his extensive management and business experience, and experience advising and providing legal guidance to boards of directors and officers would make him a valuable asset to the Board.

If Mr. Burchett is unable to serve as a director, the proxies named on the attached GREEN proxy card will vote for the election of our alternate nominee, Mark D. Alcott (the “Alternate Nominee”), discussed below, who has consented to being named in this Proxy Statement and to serving as a director on the Board if elected.

The Nominee and Alternate Nominee are independent under the independence standards applicable to the Corporation under (i) paragraph (a)(1) of Item 407 of Regulation S-K, (ii) NASDAQ Listing Rule 5605(a)(2) and (iii) Section 301 of the Sarbanes-Oxley Act of 2002.

On January 6, 2017, the Stilwell Group provided the Corporation with notice, in accordance with the Corporation's By-laws, of the Stilwell Group's intention to nominate Mr. Burchett for election to the Board. We did this because the Corporation's By-laws require that advance notice of nominations be provided to the Corporation's Secretary prior to the Annual Meeting. In order to preserve our ability to nominate Mr. Alcott for election as a director in the future, should Mr. Burchett be unable to serve, we provided advance notice for both individuals in accordance with the Corporation's advance notice By-law provision. As stated above, however, we intend to nominate Mr. Alcott only in the event that Mr. Burchett is unable to serve as a director. In addition, we reserve the right to solicit proxies for the election of any other substitute nominee if the Corporation makes or announces any changes to its Certificate of Incorporation, as amended or By-laws (collectively, the “Organizational Documents”) or takes or announces any other action that has, or if consummated would have, the effect of disqualifying our Nominee, to the extent this is not prohibited under the Organizational Documents and applicable law.  In any such case, shares represented by the enclosed GREEN proxy card will be voted for such substitute nominee.  We reserve the right to nominate additional persons, to the extent this is not prohibited under the Organizational Documents and applicable law, if the Corporation increases the size of its board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Stilwell Group that any attempt to increase the size of the current Board or to reconstitute or reconfigure the classes on which the current directors serve, constitutes an unlawful manipulation of the Corporation’s corporate machinery.

Mark D. Alcott: Mr. Alcott has served as Managing Partner of the law firm Harlin, Parker, Alcott & Chaudoin PSC for the past nineteen years, where he represents, among other clients, regional and national banks on commercial transactions and in litigation.  He began his career as an attorney with the law firm over twenty years ago.  Mr. Alcott also serves as a director of H.P.R., Inc., a real estate holdings company, a position he has held since 1997. He previously served from 2005 to 2006 as Bowling Green City Commissioner tasked with improving internal controls. In addition, Mr. Alcott has served as a director of various non-profit organizations. Mr. Alcott earned his J.D. from the University of Kentucky and his B.S. in Agri-Business with Minors in Economics and Business Administration from Western Kentucky University. He is not employed by any parent, subsidiary or other affiliate of the Corporation.

Specific Qualities: Mr. Alcott’s extensive management and business experience and expertise, together with his significant experience serving as legal counsel for regional and national banks would make him a valuable asset to the board.

PROPOSAL NUMBER 2: ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Corporation will also submit to an advisory vote a proposal for the stockholders to approve the compensation of the Corporation’s named executive officers. This non-binding vote is commonly referred to as a “say-on-pay vote”. We intend to vote, and recommend that you vote, AGAINST Proposal 2. The reason we recommend this is because we believe that the Corporation’s overall track record in recent years continues to require the stockholders to maintain vigilance about the Corporation’s compensation practices. Even if the Corporation experienced satisfactory performance over the most recent year, the longer track record can and should be used as a basis for monitoring compensation.

The compensation of the Corporation’s named executive officers will be deemed to be approved if the votes cast in favor of Proposal 2 exceed the votes cast against it at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote. See “Voting and Proxy Procedures” below.

PROPOSAL NUMBER 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Corporation will also submit to a vote of stockholders ratification of the appointment of BKD, LLP as the Corporation’s independent registered public accounting firm for 2017. We intend to vote, and recommend that you vote, FOR Proposal 3.

Proposal 3 will be approved if the votes cast in favor of Proposal 3 exceed the votes cast against it at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote. See “Voting and Proxy Procedures” below.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

Except as described herein, there are no material proceedings in which any Stilwell Group member, or any associate of any Group member, is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries. Except as described in Appendix A, no Stilwell Group member or any associate of any Group member has any interest in the matters to be voted upon at the Annual Meeting, other than an interest, if any, as a stockholder of the Corporation.

Except as described in Appendix A, no Stilwell Group member or any associate of any Group member (1) has engaged in or has a direct or indirect interest in any transaction or series of transactions since the beginning of the Corporation’s last fiscal year, or in any currently proposed transaction, to which the Corporation or any of its subsidiaries is a party where the amount involved was in excess of $120,000; (2) has been indebted to the Corporation or any of its subsidiaries; (3) has borrowed any funds for the purpose of acquiring or holding any securities of the Corporation; (4) is presently, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, any future employment by the Corporation or its affiliates, or any future transaction to which the Corporation or any of its affiliates will or may be a party; or (5) is the beneficial or record owner of any securities of the Corporation or any parent or subsidiary thereof.

No Stilwell Group member or any associate of any Group member, during the past 10 years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Additional information concerning the Stilwell Group, including, but not limited to, beneficial ownership of and transactions in the Common Stock, is set forth in Appendix A.

OTHER MATTERS

The Stilwell Group anticipates that the Corporation’s definitive proxy statement, when it becomes available, will contain information regarding (1) the securities ownership of certain beneficial owners and management; (2) the committees of the Board; (3) the meetings of the Board and all Board committees; (4) the background of the Corporation’s nominees for election as directors; (5) the compensation of the Corporation’s directors and executive officers; and (6) the services and fees of the Corporation’s independent registered public accounting firm. The Stilwell Group has no knowledge of the accuracy of the Corporation’s disclosures in its proxy materials.

STOCKHOLDER PROPOSALS

In order to be considered at the Corporation’s 2018 Annual Meeting of Stockholders, but not included in its proxy materials, the Corporation’s By-laws provide that a stockholder proposal to take action at such meeting must be received at its executive office not less than 90 days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of stockholders of the Corporation. Accordingly, advance written notice of business or nominations to the Corporation’s Board of Directors, to be brought before next year’s annual meeting of stockholders, must be given to the Corporation no later than [●], 2018.

The Corporation has stated that, in order to be eligible for inclusion in the Corporation’s proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received by the Secretary of the Corporation at the Corporation’s executive office, 151 North Market Street, Wooster, Ohio 44691, no later than [●].

SOLICITATION; EXPENSES

Proxies may be solicited by the Stilwell Group by mail, e-mail, advertisement, telephone, facsimile, and personal solicitation. Phone calls will be made to stockholders by employees of the Stilwell Group and certain of its personnel, as well as employees of Okapi Partners LLC. Ms. Megan Parisi will be principally responsible for soliciting proxies for the Stilwell Group and certain of its personnel will perform additional work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward the Stilwell Group’s solicitation material to their customers for whom they hold shares and the Stilwell Group will reimburse them for their reasonable out-of-pocket expenses. The Stilwell Group has retained Okapi Partners LLC to assist in the solicitation of proxies and for related services. The Stilwell Group will pay Okapi Partners LLC a fee of up to $20,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Stilwell Group has agreed to indemnify Okapi Partners LLC against certain liabilities and expenses. Approximately 20 persons will be used by Okapi Partners LLC in its solicitation efforts.

Although a precise estimate cannot be made at the present time, the Stilwell Group currently estimates that the total expenditures relating to the proxy solicitation to be incurred by it will be approximately $100,000 of which approximately $30,000 has been incurred to date. The entire expense of preparing, assembling, printing, and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by the Stilwell Group. The Stilwell Group intends to seek reimbursement from the Corporation for the entire cost of our solicitation and does not intend to submit the question of such reimbursement to a vote of stockholders.

WHO CAN VOTE AT THE ANNUAL MEETING

The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is [●], 2017. Stockholders of the Corporation as of the close of business on the record date are entitled to one vote at the Annual Meeting for each share of Common Stock held on the record date. On the record date, there were [●] shares of Common Stock outstanding.

HOW TO VOTE BY PROXY

To elect the Stilwell Group’s Nominee to the Board, if you are a record holder (namely, you own your Corporation stock in certificate form), you can vote by marking your vote on the GREEN proxy card we have enclosed, signing and dating it, and mailing it in the postage-paid envelope we have provided.  If your shares are held in “street name,” follow the directions given by the broker, nominee, fiduciary or other custodian regarding how to instruct them to vote your shares.  Your broker, nominee, fiduciary or other custodian may permit you to vote via the Internet or by telephone.  Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares now.  Please contact our proxy solicitor Okapi Partners LLC at 877-796-5274 if you require assistance in voting your shares.  This Proxy Statement and the accompanying form of GREEN proxy card are available at www.OkapiVote.com/WayneSavings.

Properly executed proxies will be voted in accordance with the directions indicated thereon. If you sign the GREEN proxy card but do not make any specific choices, your shares will be voted: (a) “FOR” the election of our Nominee to the Board of Directors, (b) “AGAINST” the Corporation’s non-binding proposal to approve its executive compensation, and (c) “FOR” the ratification of the appointment of BKD, LLP as the Corporation’s independent registered public accounting firm for 2017.

You should refer to the Corporation’s proxy statement and form of proxy distributed by the Corporation for the names, backgrounds, qualifications and other information concerning the Corporation’s nominees for election as directors.  The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority to vote for [Name of Corporation’s Nominee], one of the Corporation’s nominees.

Rule 14a-4(c)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), governs our use of our discretionary proxy voting authority with respect to a matter that is not known by us a reasonable time before commencing our solicitation of proxies.  It provides that if we do not know, a reasonable time before making our solicitation, that a matter is to be presented at the meeting, then we are allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in this Proxy Statement.  If any other matters are presented at the Annual Meeting for which we may exercise discretionary voting, your proxy will be voted in accordance with the best judgment of the persons named as proxies on the attached proxy card.  At the time this Proxy Statement was mailed, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the record date, only that entity can vote your shares and only upon its receipt of your specific instructions.  Accordingly, please contact the person responsible for your account at such entity and instruct that person to execute and return the GREEN proxy card on your behalf.  You should also sign, date and mail the voting instruction form your broker or banker sends you when you receive it (or, if applicable, vote by following the instructions supplied to you by your bank or brokerage firm, including voting by telephone or via the Internet).  Please do this for each account you maintain to ensure that all of your shares are voted.

Many banks and brokerage firms are participating in programs that allow eligible stockholders to vote by telephone or via the Internet.  If your bank or brokerage firm is participating in a telephone or Internet voting program, then such bank or brokerage firm will provide you with instructions for voting by telephone or the Internet on the voting form.  Telephone and Internet voting procedures, if available through your bank or brokerage firm, are designed to authenticate your identity to allow you to give your voting instructions and to confirm that your instructions have been properly recorded.  Stockholders voting via the Internet should understand that there might be costs that they must bear associated with electronic access, such as usage charges from Internet access providers and telephone companies.  If your bank or brokerage firm does not provide you with a voting form, but instead you receive our GREEN proxy card, then you should mark our proxy card, date it and sign it, and return it in the enclosed postage-paid envelope.

VOTING AND PROXY PROCEDURES

The Board of Directors of the Corporation is divided into three classes of directors with staggered terms of three years.  If elected and seated, Stephen S. Burchett would serve for a three-year term expiring in 2020.  Stockholders of the Corporation are not permitted to cumulate their votes for the election of directors.

The presence, in person or by proxy, of a majority of the shares of Common Stock outstanding entitled to vote at the Annual Meeting will constitute a quorum.  Proxies relating to “street name” shares that are voted by brokers on some but not all of the matters before stockholders at the Annual Meeting will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be entitled to vote at the Annual Meeting on any matter as to which authority to vote is not given to the broker (“broker non-votes”).

At this meeting, proxies relating to “street name” shares will not be voted for any matters presented at the Annual Meeting unless the stockholder gives instructions on how to vote the stockholder’s shares.

THE STILWELL GROUP URGES YOU TO VOTE FOR THE ELECTION OF THE STILWELL GROUP’S NOMINEE AS A DIRECTOR OF THE CORPORATION AS SOON AS POSSIBLE.  PROXIES SOLICITED BY THIS PROXY STATEMENT MAY BE EXERCISED ONLY AT THE ANNUAL MEETING (AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF) IN ACCORDANCE WITH YOUR INSTRUCTIONS AND WILL NOT BE USED FOR ANY OTHER MEETING.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. If you are a record holder, you may revoke your proxy and change your vote by: (1) the timely delivery of a duly executed proxy bearing a later date, (2) providing timely written notice of revocation to the Corporation’s Corporate Secretary at the Corporation’s principal executive offices at 151 North Market Street, Wooster, Ohio 44691, or (3) attending the Annual Meeting and giving oral notice of your intention to vote in person.  If you are the beneficial owner of shares held in street name, you may revoke your proxy and change your vote: (1) by submitting new voting instructions to your broker, bank or other nominee in accordance with their voting instructions, or (2) if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares in person, by attending the Annual Meeting, presenting the completed legal proxy to the Corporation and voting in person.  You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy. If you have already sent a white proxy to management of the Corporation, you can revoke that proxy by signing, dating and mailing the GREEN proxy card or by voting in person at the Annual Meeting.

Only holders of record as of the close of business on the record date for the Annual Meeting, [●], 2017, will be entitled to vote at the Annual Meeting.  If you were a stockholder of record on the record date, you will retain your voting rights for the Annual Meeting even if you sell your shares after the record date.   Accordingly, it is important that you vote the shares held by you on the record date, or grant a proxy to vote such shares, even if you sell your shares after the record date.

IMPORTANT:  If you wish to support Mr. Burchett, please sign, date and return only the Stilwell Group’s GREEN proxy card.  If you later vote on management’s white proxy (even if it is to withhold authority to vote for management’s nominees), you will revoke your previous vote for Mr. Burchett.  PLEASE DISCARD THE CORPORATION’S WHITE PROXY CARD.

ALTHOUGH YOU MAY VOTE MORE THAN ONCE, ONLY ONE PROXY WILL BE COUNTED AT THE ANNUAL MEETING, AND THAT WILL BE YOUR LATEST-DATED, VALIDLY EXECUTED PROXY.

IF YOU SIGN THE GREEN PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE THE WAYNE SAVINGS BANCSHARES, INC. COMMON STOCK REPRESENTED BY THE GREEN PROXY CARD FOR THE ELECTION OF STEPHEN S. BURCHETT AND THE PERSON WHO HAS BEEN NOMINATED BY THE CORPORATION TO SERVE AS A DIRECTOR, OTHER THAN [NAME OF CORPORATION’S NOMINEE], AGAINST THE CORPORATION’S NON-BINDING PROPOSAL TO APPROVE ITS EXECUTIVE COMPENSATION, AND FOR THE RATIFICATION OF BKD, LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017.

ADDITIONAL INFORMATION

The information concerning the Corporation contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

The Corporation files annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information that the Corporation files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  These SEC filings are also available to the public from commercial document retrieval services and at the Internet website maintained by the SEC at www.sec.gov.

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, WE ARE SEEKING YOUR SUPPORT.  PLEASE VOTE FOR MR. BURCHETT.  ONLY YOUR LATEST DATED PROXY COUNTS.  EVEN IF YOU HAVE ALREADY RETURNED A WHITE PROXY TO THE CORPORATION’S BOARD OF DIRECTORS, YOU HAVE EVERY LEGAL RIGHT TO REVOKE IT BY RETURNING A GREEN PROXY TO US AS PROVIDED BELOW.

IF YOU ARE A RECORD HOLDER, PLEASE VOTE BY SIGNING, DATING, AND MAILING (IN THE ENCLOSED POSTAGE-PAID ENVELOPE) THE ENCLOSED GREEN PROXY CARD AS SOON AS POSSIBLE.  IF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN, FOLLOW THE DIRECTIONS GIVEN BY THE BROKER, NOMINEE, FIDUCIARY OR OTHER CUSTODIAN REGARDING HOW TO INSTRUCT THEM TO VOTE YOUR SHARES.

This Proxy Statement and the accompanying form of GREEN proxy card are available at www.OkapiVote.com/WayneSavings.  If you have any questions or require any assistance, please contact the Stilwell Group:

The Stilwell Group
111 Broadway, 12th Floor
New York, NY 10006
(212) 269-1551
Attn: Ms. Megan Parisi
info@stilwellgroup.com

Please feel free to contact Okapi Partners LLC, proxy solicitors for the Stilwell Group, as follows:

Okapi Partners LLC
437 Madison Avenue, 28th Floor
New York, NY 10022
Attn: Mr. Charles W. Garske
Toll Free: 877-796-5274

Sincerely,

/s/ Megan Parisi
Megan Parisi
The Stilwell Group

February[●], 2017

APPENDIX A

IDENTITY OF PARTICIPANTS

The participants in this solicitation are anticipated to include Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”); Stilwell Value LLC, a Delaware limited liability Corporation (“Stilwell Value LLC”); and Joseph Stilwell (collectively, the “Beneficial Owners”), as well as Stephen S. Burchett (the “Nominee”) and Mark D. Alcott (the “Alternate Nominee,” and collectively, with the Beneficial Owners and the Nominee, the “Participants” and each a “Participant”).

Each of the Participants in this solicitation, as a member of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the shares of common stock, par value $0.10 per share (“Common Stock”), of Wayne Savings Bancshares, Inc. (the “Corporation”) owned in the aggregate by the other members of the group. Each of the Participants specifically disclaims beneficial ownership of such shares of Common Stock, except to the extent of its or his pecuniary interest therein.

With respect to each Participant, other than as disclosed herein, such Participant is not and, within the past year, was not a party to any contract, arrangement or understanding with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, except for sharing of profits. Stilwell Value LLC, in its capacity as general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners, and Joseph Stilwell, in his capacity as the managing member and sole owner of Stilwell Value LLC, are entitled to an allocation of a portion of profits. With respect to each Participant, other than as disclosed below, neither such Participant nor any of such Participant’s associates has any arrangement or understanding with any person with respect to (i) any future employment by the Corporation or its affiliates or (ii) any future transactions to which the Corporation or any of its affiliates will or may be a party.

Except as otherwise set forth herein, (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Corporation; (iii) no Participant owns any securities of the Corporation which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Corporation during the past two years; (v) no part of the purchase price or market value of the securities of the Corporation owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Corporation, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Corporation; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Corporation; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Corporation’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Corporation or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Corporation or its affiliates, or with respect to any future transactions to which the Corporation or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Corporation’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”); (xii) no Participant holds any positions or offices with the Corporation; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Corporation to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Corporation. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Corporation or any of its subsidiaries or has a material interest adverse to the Corporation or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS

The table below shows the number of shares of Common Stock held in accounts of the listed entities or individuals.

Title of Class	Name of Owner	Direct Beneficial Ownership	Percent of Class (1)

Common Stock	Stilwell Activist Investments	147,817	5.3%

Common Stock	Stilwell Activist Fund	20,213	0.7%

Common Stock	Stilwell Value Partners VII	75,407	2.7%

Common Stock	Stilwell Partners	26,416	1.0%

(1) The percentages are calculated based on the number of outstanding shares of Common Stock, 2,781,839, reported as the number of outstanding shares as of December 31, 2016, in the Corporation’s Form 8-K filed with the Securities and Exchange Commission on February 13, 2017 (the “Fourth Quarter 2016 Earnings Release”).

Stilwell Value LLC, as the general partner of each of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners, may be deemed the beneficial owner of the 269,853 shares of Common Stock owned in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners. Mr. Stilwell, as the managing member and sole owner of Stilwell Value LLC, may be deemed the beneficial owner of the 269,853 shares of Common Stock owned in the aggregate by Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners.

Each of the Participants disclaims beneficial ownership with respect to the shares of Common Stock reported owned in this notice except to the extent of its or his pecuniary interest therein.

SECURITY OWNERSHIP OF NOMINEES

The Nominee and Alternate Nominee do not directly or indirectly own any shares of Common Stock. Except as described below under “Interest of Certain Persons in Matters to be Acted Upon,” the Nominee and Alternate Nominee do not own any securities of the Corporation.

DESCRIPTION OF BENEFICIAL OWNERSHIP AND BENEFICIAL OWNERS

Joseph Stilwell is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners. The business address of each Beneficial Owner is 111 Broadway, 12th Floor, New York, New York 10006.

The principal employment of Joseph Stilwell is investment management, and he serves as the managing member and sole owner of Stilwell Value LLC. Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is in the business of serving as the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, Stilwell Partners, and related partnerships.

Because he is the managing member and sole owner of Stilwell Value LLC, which is the general partner of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners, Joseph Stilwell has the power to direct the affairs of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners, including the voting and disposition of shares of Common Stock held in the name of Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners. Therefore, Joseph Stilwell is deemed to share voting and disposition power with Stilwell Activist Investments, Stilwell Activist Fund, Stilwell Value Partners VII, and Stilwell Partners with regard to those shares of Common Stock.

The Beneficial Owners may be deemed to beneficially own, in the aggregate, 269,853 shares of Common Stock, representing approximately 9.7% of the Corporation’s outstanding shares of Common Stock (based upon the 2,781,839 shares of Common Stock reported as the number of outstanding shares as of December 31, 2016, in the Corporation’s Fourth Quarter 2016 Earnings Release). The Beneficial Owners have an interest in the election of directors at the Annual Meeting.

TWO YEAR SUMMARY TABLE

The following table indicates the date of each purchase and sale of shares of Common Stock by each Participant within the past two years and the number of shares of Common Stock in each purchase and sale.

Name	Date	Shares of Common Stock Purchased/(Sold)[1]
Stilwell Activist Investments	07/23/2015	2,000
Stilwell Activist Investments	08/13/2015	2,600
Stilwell Activist Investments	10/19/2015	4,989
Stilwell Activist Investments	10/22/2015	4,911
Stilwell Activist Investments	01/14/2016	460	*
Stilwell Activist Investments	03/11/2016	966
Stilwell Activist Investments	03/14/2016	167
Stilwell Activist Fund	05/15/2015	1,360
Stilwell Activist Fund	05/18/2015	47
Stilwell Activist Fund	05/19/2015	1,680
Stilwell Activist Fund	05/20/2015	1,913
Stilwell Activist Fund	07/23/2015	3,000
Stilwell Activist Fund	01/14/2016	(460	)*

* Represents an internal transfer.

1 Funds for share purchases were provided from time to time in part by margin account loans from subsidiaries of Morgan Stanley extended in the ordinary course of business. All purchases of shares of Common Stock using funds borrowed from Morgan Stanley, if any, were made in margin transactions on their usual terms and conditions. All or part of the shares of Common Stock owned by the Beneficial Owners may from time to time be pledged with one or more banking institutions or brokerage firms as collateral for loans made by such entities to such entities. Such loans generally bear interest at a rate based on the broker's call rate from time to time in effect. Such indebtedness, if any, may be refinanced with other banks or broker-dealers. There is currently no indebtedness outstanding secured by shares of Common Stock held by the Beneficial Owners.

INFORMATION ABOUT THE NOMINEE AND ALTERNATE NOMINEE

The Beneficial Owners believe that the Nominee and Alternate Nominee presently are, and if elected as a director of the Corporation, each would be, an “independent director” within the meaning of (i) paragraph (a)(1) of Item 407 of Regulation S-K, (ii) NASDAQ Listing Rule 5605 and (iii) Section 301 of the Sarbanes-Oxley Act of 2002.

NAME:	Stephen S. Burchett

AGE:	50

BUSINESS ADDRESS:	949 3rd Avenue, 3rd Floor Huntington, WV 25701
PRINCIPAL OCCUPATION OR EMPLOYMENT:	See Proxy Statement section “PROPOSAL NUMBER 1: ELECTION OF DIRECTORS”

CITIZENSHIP:	United States

Mr. Burchett has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement and Stock Option Agreement attached as Exhibits 8 and 9 to the Schedule 13D filed with the Securities and Exchange Commission on January 9, 2017, by the Beneficial Owners. Under the Nominee Agreement, Mr. Burchett agreed to be nominated for election to the Board of Directors of the Corporation at the Annual Meeting and the Beneficial Owners agreed to reimburse Mr. Burchett for his expenses incurred in connection with his nomination to the Board of Directors and indemnify and hold Mr. Burchett harmless for all damages and claims which may arise in connection with being nominated for election to the Board of Directors. Under the Stock Option Agreement, the Beneficial Owners have issued to the Nominee an option to purchase up to 50,000 shares of Common Stock owned by the Beneficial Owners, subject to certain terms and conditions, including the Nominee’s election or appointment to the Board of Directors of the Corporation. Mr. Burchett does not, and his associates do not, own, beneficially or of record, any shares of Common Stock of the Corporation.

NAME:	Mark D. Alcott

AGE:	49

BUSINESS ADDRESS:	519 E. 10th Ave. Bowling Green, KY 42101
PRINCIPAL OCCUPATION OR EMPLOYMENT:	See Proxy Statement section “PROPOSAL NUMBER 1: ELECTION OF DIRECTORS”

CITIZENSHIP:	United States

Mr. Alcott has an interest in the election of directors at the Annual Meeting pursuant to the Nominee Agreement attached as Exhibit 10 to the Schedule 13D filed with the Securities and Exchange Commission on January 9, 2017, by the Beneficial Owners. Under the Nominee Agreement, Mr. Alcott agreed to be nominated for election to the Board of Directors of the Corporation at the Annual Meeting if the Nominee is unable to serve as a director and the Beneficial Owners agreed to reimburse Mr. Alcott for his expenses incurred in connection with his nomination to the Board of Directors and indemnify and hold Mr. Alcott harmless for all damages and claims which may arise in connection with being nominated for election to the Board of Directors. Mr. Alcott does not, and his associates do not, own, beneficially or of record, any shares of Common Stock of the Corporation.

▼ DETACH PROXY CARD HERE ▼

PROXY

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO

THE BOARD OF DIRECTORS OF WAYNE SAVINGS BANCSHARES, INC.

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF WAYNE SAVINGS BANCSHARES, INC.

The undersigned hereby appoints Ms. E.J. Borrack, Mr. Charles W. Garske, Ms. Lydia Mulyk, Ms. Megan Parisi, and Mr. Bruce Goldfarb, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.10 per share, of Wayne Savings Bancshares, Inc. (“Wayne Savings Bancshares” or the “Corporation”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on [●], 2017, [at 10:00 a.m., local time, at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio], or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the election of the Stilwell Group’s Nominee as a director as noted on the reverse, “AGAINST” the Corporation’s non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of BKD, LLP as the Corporation’s independent registered public accounting firm for 2017. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [●], 2017. The Stilwell Group’s Proxy Statement and form of GREEN proxy card are available at www.OkapiVote.com/WayneSavings.

For registered shares, your proxy must be received by 11:59 p.m. Central Daylight Time on [●], 2017.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

The Stilwell Group recommends that you vote “FOR” the election of the Stilwell Group’s Nominee, Stephen S. Burchett, as a director, “AGAINST” the Corporation’s non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of BKD, LLP as the Corporation’s independent registered public accounting firm for 2017.

1.	ELECTION OF DIRECTORS – To elect Mr. Stephen S. Burchett

☐ FOR	☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the person who has been nominated by the Corporation for election as a director, other than the Corporation’s nominee noted below. There is no assurance that the candidate nominated by the Corporation will serve as a director if the Stilwell Group’s Nominee is elected. You should refer to the Corporation’s proxy statement and form of proxy distributed by the Corporation for the name, background, qualifications and other information concerning the Corporation’s nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for [Name of Corporation’s Nominee].

Note: If you do not wish for your shares to be voted “FOR” a person who has been nominated by the Corporation for election as a director, other than [Name of Corporation’s Nominee], write the name of the Corporation’s nominee in the following space:

2.	ADVISORY VOTE TO APPROVE EXECUTVE COMPENSATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR WAYNE SAVINGS BANCSHARES, INC. FOR THE YEAR ENDING DECEMBER 31, 2017.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Dated:	Signature
Title:

Dated:	Signature (if held jointly)
Title: